SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2010

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-14116	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Residual Credit Facility – Extension of Maturity

On May 27, 2010, the registrant Consumer Portfolio Services, Inc. (the “Company”) and its wholly owned subsidiary Folio Funding II, LLC ("Borrower") amended certain agreements governing a pre-existing residual credit facility (the “Residual Facility”), in which Citigroup Financial Products Inc. is the note purchaser (the “Note Purchaser”) and administrative agent (the “Administrative Agent”).  The Residual Facility was previously amended and restated effective July 10, 2008, and the description of the Residual Facility and the July 10, 2008 amendments, as included in the Company’s current report on Form 8-K filed July 16, 2008, is incorporated by reference.

The Note Purchaser also is the holder of presently exercisable warrants to purchase 2,000,000 shares of common stock of the Company, which would represent approximately 10.3% of outstanding shares if exercised.  The Company believes that the Note Purchaser, or affiliates thereof, holds some portion of the outstanding subordinated securitization trust debt of the Company and its consolidated subsidiaries.  In addition, the Note Purchaser is the holder of 95% of the debt issued by Auto Loan Trust, a Delaware statutory trust (the "2008-B Trust").  The 2008-B Trust acquired all of its assets on September 26, 2008 from the Company. The Company holds the remainder of the debt issued by the 2008-B Trust, and the Note Purchaser and the Company hold the residual interests in the 2008-B Trust.

The amendments (i) extend the maturity date for the indebtedness outstanding under the Residual Facility from June 15, 2010 to May 26, 2011, and (ii) increase the interest rate applicable to such indebtedness by 2.00%, to a floating rate equal to 30 day LIBOR plus 12.875%.  The Company also paid an extension fee of $400,000, and agreed to change the priority of distributions from the 2008-B Trust, to create an additional priority return in favor of the Note Purchaser, in its capacity as one of the holders of the residual interest in the 2008-B Trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

Two exhibits are filed:

Exhibit No.	Description

10.20.2	Second Amendment to Amended and Restated Note Purchase Agreement

10.21.1	Amendment to Amended and Restated Indenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: June 3, 2010	By: /s/ Charles E. Bradley, Jr.
Charles E. Bradley, Jr. President and chief executive officer Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

10.20.2	Second Amendment to Amended and Restated Note Purchase Agreement

10.21.1	Amendment to Amended and Restated Indenture